Exhibit 99.1

Confluent Announces Fourth Quarter and Fiscal Year 2023 Financial Results

•
Fourth quarter total revenue of $213 million, up 26% year over year; fiscal year 2023 total revenue of $777 million, up 33% year over year
•
Fourth quarter subscription revenue of $203 million, up 31% year over year; fiscal year 2023 subscription revenue of $729 million, up 36% year over year
•
Fourth quarter Confluent Cloud revenue of $100 million, up 46% year over year; fiscal year 2023 Confluent Cloud revenue of $349 million, up 65% year over year
•
1,229 customers with $100,000 or greater in ARR, up 21% year over year

MOUNTAIN VIEW, Calif. -- February 07, 2024 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its fourth quarter and fiscal year 2023, ended December 31, 2023.

“Confluent closed fiscal year 2023 on a high note, delivering our first $100 million quarter in Confluent Cloud revenue, representing growth of 46% year over year, and growing subscription revenue by 31% year over year” said Jay Kreps, co-founder and CEO, Confluent. “Our momentum is driven by our leadership of the data streaming platform category, which has become a requirement to deliver business critical use cases like connected customer experiences, cloud migrations and now real time generative AI.”

“We accomplished our stated goals of driving high revenue growth for fiscal year 2023 while accelerating our path to achieving our first positive non-GAAP operating margin in Q4,” said Rohan Sivaram, CFO, Confluent. “Given our solid Q4 performance, we feel confident in achieving our revenue guidance for 2024 and our first breakeven year for both non-GAAP operating margin and free cash flow margin.”

Fourth Quarter 2023 Financial Highlights

(In millions, except per share data and percentages)

	Q4 2023	Q4 2022	Y/Y Change
Total Revenue	$213.2	$168.7	26%
Subscription Revenue	$202.8	$155.3	31%
GAAP Operating Loss	$(84.7)	$(115.0)	$30.3
Non-GAAP Operating Income (Loss)	$11.2	$(36.3)	$47.5
GAAP Operating Margin	(39.7%)	(68.2%)	28.5 pts
Non-GAAP Operating Margin	5.3%	(21.5%)	26.8 pts
GAAP Net Loss Per Share	$(0.30)	$(0.37)	$0.07
Non-GAAP Net Income (Loss) Per Diluted Share	$0.09	$(0.09)	$0.18
Net Cash Provided by (Used in) Operating Activities	$12.2	$(27.1)	$39.3
Free Cash Flow	$6.8	$(30.9)	$37.7

Fiscal Year 2023 Financial Highlights

(In millions, except per share data and percentages)

	FY 2023	FY 2022	Y/Y Change
Total Revenue	$777.0	$585.9	33%
Subscription Revenue	$729.1	$535.0	36%
GAAP Operating Loss	$(478.8)	$(462.7)	$(16.1)
Non-GAAP Operating Loss	$(57.3)	$(176.9)	$119.6
GAAP Operating Margin	(61.6%)	(79.0%)	17.4 pts
Non-GAAP Operating Margin	(7.4%)	(30.2%)	22.8 pts
GAAP Net Loss Per Share	$(1.47)	$(1.62)	$0.15
Non-GAAP Net Income (Loss) Per Diluted Share	$0.04	$(0.58)	$0.62
Net Cash Used in Operating Activities	$(103.7)	$(157.3)	$53.6
Free Cash Flow	$(124.3)	$(171.8)	$47.5

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

Financial Outlook

As previously announced, Confluent will be transitioning its financial outlook from total revenue to subscription revenue. To assist with the transition, this quarter and next quarter Confluent will continue to provide total revenue outlook for the first and second quarter of 2024, as well as fiscal year 2024, before transitioning to providing only subscription revenue outlook beginning with outlook for the third quarter of 2024.

For the first quarter of 2024, Confluent expects:

•
Total revenue between $211 million and $212 million
•
Subscription revenue between $199 million to $200 million
•
Non-GAAP operating margin of approximately negative 4%
•
Non-GAAP net income per diluted share between $0.00 to $0.02

For fiscal year 2024, Confluent expects:

•
Total revenue of approximately $950 million
•
Non-GAAP operating margin of approximately 0%
•
Non-GAAP net income per diluted share of approximately $0.17

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net income per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s fourth quarter and fiscal year 2023 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its X (Twitter), LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding (i) our financial outlook, including expected total revenue, subscription revenue, non-GAAP operating margin, non-GAAP net income per share, revenue mix, Confluent Cloud growth, operating margins and margin improvements, targeted or anticipated gross and operating margin levels, earnings per share levels and improvements, improvements in unit economics and in-product optimizations of Confluent Cloud, continued business momentum, and expected revenue growth rate and efficient growth, (ii) our market and category leadership position, (iii) our expected investments in research and development and go-to-market functions and anticipated effectiveness and timing of product innovation, features and functionalities, (iv) our ability to drive efficient growth and rate and pace of investments, including expected capital allocation (v) our expectations and trends relating to Confluent Cloud growth, including following our planned reorientation of our go-to-market strategy and model around customer consumption, (vi) rates of Confluent Cloud consumption and demand for and retention of data streaming platforms like Confluent in the face of budget scrutiny, (vii) continued higher interest rates and macroeconomic uncertainty as well as our expectations regarding the effects of macroeconomic pressure on our go-to-market motion, durability of our offering with customers, customer use case expansion and overall consumption levels of Confluent Cloud, as well as potential benefits to our business and growth following any improvements to the macroeconomic environment, (viii) our pricing, our win rate and deal cycles and customer behaviors, such as budget scrutiny and preferences for consumption against smaller commitments rather than large upfront commitments, (ix) customer growth, retention and engagement, (x) ability for Confluent Cloud to provide cost savings for users and customers, including lower total cost of ownership, and drive greater monetization of the open source Kafka user base as a result, (xi) increased adoption of our offering and fully managed solutions for data streaming in general, including from customers building generative AI applications, (xii) dependence of businesses on data in motion, (xiii) growth in and growth rate of revenue, customers, dollar-based net retention rate, and gross retention rate, (xiv) our ability to increase engagement of customers for Confluent and expand customer cohorts, (xv) our market opportunity, (xvi) our ability to successfully reorient our go-to-market strategy and model around customer consumption as well as the timing, anticipated benefits, and overall effectiveness of such transition for our business, future durable and efficient growth, and ability to capture our market opportunity, (xvii) our go-to-market strategy, (xviii) our product differentiation and market acceptance of our products, including over open source alternatives, (xix) our strategy and expected results and market acceptance for our Flink offering, (xx) our expectations for market acceptance, direction and growth of stream processing, its potential to accelerate adoption of our platform and growth of our business, and our ability and positioning to capture this market, (xxi) our ability to meet near-term and mid-term financial targets, (xxii) our expectations of relevance of certain key financial and operating metrics, (xxiii) and our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, (iii) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, including by addressing customer consumption preferences, and successfully add new features and functionality to our offering, (iv) our ability to successfully execute our go-to-market strategy and initiatives, including as we reorient our go-to-market strategy and model around customer consumption, (v) our ability to attract new customers and retain and sell additional features and services to our existing customers, (vi) uncertain macroeconomic conditions, including higher inflation, higher interest rates, bank failures, supply chain challenges, geopolitical events, recessionary risks, and exchange rate fluctuations, which have resulted and may continue to result in customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, reduced consumption of Confluent Cloud or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, (vii) our ability to achieve profitability and improve margins annually, by our expected timelines or at all, (viii) the estimated addressable market opportunity for our offering, including our Flink offering and stream processing, and our ability to capture our share of that market opportunity, (ix) our ability to compete effectively in an increasingly competitive market, (ix) our ability to attract and retain highly qualified personnel, including as we reorient our go-to-market strategy and model around customer consumption, (x) our ability to successfully transition executive leadership, (xi) breaches in our security measures, intentional or accidental cybersecurity incidents or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, (xiii) public sector budgetary cycles and funding reductions or delays, such as an extended federal government shutdown, (xiv) our ability to accurately forecast our future performance, business and growth, and (xv) general market, political, economic, and business conditions, including continuing impacts from the COVID-19 pandemic. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Annual Report on Form 10-K for the year ended December 31, 2023 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; amortization of acquired intangibles; acquisition-related expenses; restructuring and other related charges; amortization of debt issuance costs; and income tax effects associated with these adjustments as well as the non-recurring income tax expense or benefit associated with acquisitions. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Definition

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as (1) with respect to Confluent Platform customers, the amount of revenue to which our customers are contractually committed over the following 12 months assuming no increases or reductions in their subscriptions, and (2) with respect to Confluent Cloud customers, the amount of revenue that we expect to recognize from such customers over the following 12 months, calculated by annualizing actual consumption of Confluent Cloud in the last three months of the applicable period, assuming no increases or reductions in usage rate. Services arrangements are excluded from the calculation of ARR. Prior to the first quarter of 2023, ARR with respect to Confluent Cloud customers excluded pay-as-you-go arrangements and was based on contractual commitments over the following 12 months, regardless of actual consumption. We adjusted our methodology for calculating ARR commencing with the first quarter of 2023 to incorporate actual consumption of Confluent Cloud and applied this change retroactively. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$349,761	$435,781
Marketable securities	1,551,009	1,491,044
Accounts receivable, net	229,962	178,188
Deferred contract acquisition costs	43,937	35,883
Prepaid expenses and other current assets	76,986	57,229
Total current assets	2,251,655	2,198,125
Property and equipment, net	54,012	29,089
Operating lease right-of-use assets	10,061	29,478
Goodwill and intangible assets, net	55,490	-
Deferred contract acquisition costs, non-current	75,815	68,401
Other assets, non-current	13,776	19,756
Total assets	$2,460,809	$2,344,849
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,714	$21,439
Accrued expenses and other liabilities	141,847	105,331
Operating lease liabilities	7,890	7,375
Deferred revenue	330,570	290,185
Total current liabilities	487,021	424,330
Operating lease liabilities, non-current	17,391	25,136
Deferred revenue, non-current	22,436	32,644
Convertible senior notes, net	1,088,313	1,084,500
Other liabilities, non-current	35,233	8,762
Total liabilities	1,650,394	1,575,372
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	2	2
Class B common stock	1	1
Additional paid-in capital	2,453,293	1,980,335
Accumulated other comprehensive income (loss)	1,270	(9,456)
Accumulated deficit	(1,644,151)	(1,201,405)
Total stockholders’ equity	810,415	769,477
Total liabilities and stockholders’ equity	$2,460,809	$2,344,849

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue:
Subscription	$202,787	$155,341	$729,112	$535,009
Services	10,397	13,325	47,840	50,935
Total revenue	213,184	168,666	776,952	585,944
Cost of revenue:
Subscription(1)(2)	44,807	38,696	176,004	146,324
Services(1)(2)	12,250	15,253	53,666	56,091
Total cost of revenue	57,057	53,949	229,670	202,415
Gross profit	156,127	114,717	547,282	383,529
Operating expenses:
Research and development(1)(2)	86,948	71,809	348,752	264,041
Sales and marketing(1)(2)	119,911	122,684	504,929	456,452
General and administrative(1)(2)	33,948	35,209	137,520	125,710
Restructuring and other related charges	-	-	34,854	-
Total operating expenses	240,807	229,702	1,026,055	846,203
Operating loss	(84,680)	(114,985)	(478,773)	(462,674)
Other income, net	21,775	11,327	72,099	16,416
Loss before income taxes	(62,905)	(103,658)	(406,674)	(446,258)
Provision for income taxes	31,191	2,226	36,072	6,293
Net loss	$(94,096)	$(105,884)	$(442,746)	$(452,551)
Net loss per share, basic and diluted	$(0.30)	$(0.37)	$(1.47)	$(1.62)
Weighted-average shares used to compute net loss per share, basic and diluted	309,101,119	286,732,756	300,727,487	280,080,357

(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenue - subscription	$6,207	$5,492	$25,620	$23,136
Cost of revenue - services	2,575	2,379	11,096	9,253
Research and development	36,596	28,385	139,809	101,499
Sales and marketing	30,895	26,846	124,568	99,366
General and administrative	12,598	12,926	48,740	44,402
Total stock-based compensation expense	$88,871	$76,028	$349,833	$277,656

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenue - subscription	$102	$84	$867	$569
Cost of revenue - services	48	385	392	604
Research and development	376	755	4,037	2,632
Sales and marketing	511	177	3,880	2,485
General and administrative	259	131	1,855	720
Total employer taxes on employee stock transactions	$1,296	$1,532	$11,031	$7,010

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(94,096)	$(105,884)	$(442,746)	$(452,551)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	3,923	2,485	13,910	7,620
Net accretion of discounts on marketable securities	(11,484)	(6,022)	(42,505)	(8,891)
Amortization of debt issuance costs	963	959	3,813	3,799
Amortization of deferred contract acquisition costs	12,428	10,286	45,888	37,339
Non-cash operating lease costs	874	1,991	3,992	8,608
Lease abandonment charges	-	-	15,667	-
Stock-based compensation, net of amounts capitalized	88,871	76,028	349,833	277,656
Deferred income taxes	1,864	(283)	1,889	(237)
Other	(756)	504	2,358	1,384
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(47,453)	(35,665)	(53,593)	(42,080)
Deferred contract acquisition costs	(21,781)	(20,724)	(61,354)	(62,801)
Prepaid expenses and other assets	3,438	3,248	(10,387)	(17,850)
Accounts payable	4,756	7,132	(14,452)	13,580
Accrued expenses and other liabilities	43,368	8,226	61,333	9,948
Operating lease liabilities	(1,917)	(2,270)	(7,479)	(9,209)
Deferred revenue	29,237	32,911	30,176	76,352
Net cash provided by (used in) operating activities	12,235	(27,078)	(103,657)	(157,333)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(4,299)	(2,781)	(17,845)	(10,334)
Purchases of marketable securities	(351,105)	(528,660)	(1,586,693)	(2,051,908)
Maturities of marketable securities	374,612	482,899	1,578,323	1,200,558
Purchases of property and equipment	(1,116)	(1,006)	(2,834)	(4,121)
Cash paid for business combinations, net of cash acquired	(10,000)	-	(55,802)	-
Net cash provided by (used in) investing activities	8,092	(49,548)	(84,851)	(865,805)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock upon exercise of vested options	10,974	8,329	73,919	42,461
Proceeds from issuance of common stock upon early exercise of unvested options	-	-	-	416
Repurchases of unvested common stock	-	(80)	(255)	(789)
Payments of debt issuance costs for convertible senior notes	-	-	-	(786)
Proceeds from issuance of common stock under employee stock purchase plan	-	-	28,708	40,939
Net cash provided by financing activities	10,974	8,249	102,372	82,241
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,417	2	116	(4)
Net increase (decrease) in cash, cash equivalents, and restricted cash	32,718	(68,375)	(86,020)	(940,901)
Cash, cash equivalents, and restricted cash at beginning of period	317,043	504,156	435,781	1,376,682
Cash, cash equivalents, and restricted cash at end of period	$349,761	$435,781	$349,761	$435,781
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$349,761	$435,781	$349,761	$435,781
Restricted cash included in other assets, current	-	-	-	-
Total cash, cash equivalents, and restricted cash	$349,761	$435,781	$349,761	$435,781

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$156,127	$114,717	$547,282	$383,529
Total gross margin on a GAAP basis	73.2%	68.0%	70.4%	65.5%
Add: Stock-based compensation expense	8,782	7,871	36,716	32,389
Add: Employer taxes on employee stock transactions	150	469	1,259	1,173
Add: Amortization of acquired intangibles	195	-	564	-
Non-GAAP total gross profit	$165,254	$123,057	$585,821	$417,091
Non-GAAP total gross margin	77.5%	73.0%	75.4%	71.2%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$86,948	$71,809	$348,752	$264,041
Less: Stock-based compensation expense	36,596	28,385	139,809	101,499
Less: Employer taxes on employee stock transactions	376	755	4,037	2,632
Less: Acquisition-related expenses	3,841	-	19,203	-
Non-GAAP research and development operating expense	$46,135	$42,669	$185,703	$159,910
Non-GAAP research and development operating expense as a percentage of total revenue	21.6%	25.3%	23.9%	27.3%

Sales and marketing operating expense on a GAAP basis	$119,911	$122,684	$504,929	$456,452
Less: Stock-based compensation expense	30,895	26,846	124,568	99,366
Less: Employer taxes on employee stock transactions	511	177	3,880	2,485
Less: Acquisition-related expenses	1,076	-	4,304	-
Non-GAAP sales and marketing operating expense	$87,429	$95,661	$372,177	$354,601
Non-GAAP sales and marketing operating expense as a percentage of total revenue	41.0%	56.7%	47.9%	60.5%

General and administrative operating expense on a GAAP basis	$33,948	$35,209	$137,520	$125,710
Less: Stock-based compensation expense	12,598	12,926	48,740	44,402
Less: Employer taxes on employee stock transactions	259	131	1,855	720
Less: Acquisition-related expenses	650	1,104	1,640	1,104
Non-GAAP general and administrative operating expense	$20,441	$21,048	$85,285	$79,484
Non-GAAP general and administrative operating expense as a percentage of total revenue	9.6%	12.5%	11.0%	13.6%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Reconciliation of GAAP operating loss to non-GAAP operating income (loss):
Operating loss on a GAAP basis	$(84,680)	$(114,985)	$(478,773)	$(462,674)
Add: Stock-based compensation expense	88,871	76,028	349,833	277,656
Add: Employer taxes on employee stock transactions	1,296	1,532	11,031	7,010
Add: Amortization of acquired intangibles	195	-	564	-
Add: Acquisition-related expenses	5,567	1,104	25,147	1,104
Add: Restructuring and other related charges	-	-	34,854	-
Non-GAAP operating income (loss)	$11,249	$(36,321)	$(57,344)	$(176,904)
Non-GAAP operating margin	5.3%	(21.5%)	(7.4%)	(30.2%)

Reconciliation of GAAP net loss to non-GAAP net income (loss):
Net loss on a GAAP basis	$(94,096)	$(105,884)	$(442,746)	$(452,551)
Add: Stock-based compensation expense	88,871	76,028	349,833	277,656
Add: Employer taxes on employee stock transactions	1,296	1,532	11,031	7,010
Add: Amortization of acquired intangibles	195	-	564	-
Add: Acquisition-related expenses	5,567	1,104	25,147	1,104
Add: Restructuring and other related charges	-	-	34,854	-
Add: Amortization of debt issuance costs	963	959	3,813	3,799
Add: Income tax effects and adjustments(1)	29,373	656	30,570	1,631
Non-GAAP net income (loss)	$32,169	$(25,605)	$13,066	$(161,351)
Non-GAAP net income (loss) per share, basic	$0.10	$(0.09)	$0.04	$(0.58)
Non-GAAP net income (loss) per share, diluted	$0.09	$(0.09)	$0.04	$(0.58)
Weighted-average shares used to compute non-GAAP net income (loss) per share, basic	309,101,119	286,732,756	300,727,487	280,080,357
Weighted-average shares used to compute non-GAAP net income (loss) per share, diluted	342,370,878	286,732,756	339,567,823	280,080,357

(1) Income tax effects and adjustments for the three months ended and year ended December 31, 2023 primarily consist of income tax expense related to an intra-group transfer of acquired intellectual property.

The following table presents a reconciliation of free cash flow to net cash provided by (used in) operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$12,235	$(27,078)	$(103,657)	$(157,333)
Capitalized internal-use software costs	(4,299)	(2,781)	(17,845)	(10,334)
Capital expenditures	(1,116)	(1,006)	(2,834)	(4,121)
Free cash flow	$6,820	$(30,865)	$(124,336)	$(171,788)
Free cash flow margin	3.2%	(18.3%)	(16.0%)	(29.3%)
Net cash provided by (used in) investing activities	$8,092	$(49,548)	$(84,851)	$(865,805)
Net cash provided by financing activities	$10,974	$8,249	$102,372	$82,241